CERTIFICATION OF CHAIRMAN, CHIEF
            EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO
                 SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert D. Arkin, the Chairman, Chief Executive Officer and Chief Financial Officer of SurfNet Media Group, Inc., certify that:

1. I have reviewed this quarterly report on Form 10-QSB of SurfNet Media Group, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this quarterly report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the issuer and have:

      a) designed such disclosure controls and procedures to ensure that material information relating to the issuer is made known to me by others, particularly during the period in which this quarterly report is being prepared;

      b) evaluated the effectiveness of the issuer's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

      c) presented in this quarterly report my conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

      a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

      b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting

6. I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: February 7, 2005

                                         /s/ Robert D. Arkin
                                         -------------------
                                         Robert D. Arkin

                                         Chairman, Chief Executive Officer and
                                         Chief Financial Officer